UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934

Date of Report (Date of earliest event reported):  June 17, 2004
                                                  (June 15, 2004)
                                                  ---------------

                  BF Acquisition Group I, Inc.
..................................................................
  (Exact name of registrant as specified in its charter)

      Florida                   0-26843            65-0913582
..................................................................
(State or other jurisdiction  (Commission        (IRS Employer
     of incorporation)        File Number)    Identification No.)

  400 Hampton View Court, Alpharetta, Georgia         30004
..................................................................
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (770) 777-6795


..................................................................
 (Former name or former address, if changed since last report)




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Item 4. Changes in Registrant's Certifying Accountant.

(a) Previous independent accountants.

     On  June  15,  2004,  the registrant  dismissed  De  Leon  &
Company, P.A ("De Leon ") as the registrant's independent certified public accountants. The decision to change accountants was unanimously approved by the registrant's board of directors.

     De Leon issued no reports on behalf of the registrant during its short-term engagement. Therefore, De Leon issued no report that contained any adverse opinion, disclaimer or opinion, or modification as to uncertainty, audit scope or accounting principles. From May 6, 2004 through June 15, 2004, there were no disagreements between the registrant and De Leon on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     From May 6, 2004 through June 15, 2004, the date of dismissal and termination of the engagement of De Leon, there were no disagreements with De Leon on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of De Leon, would have caused De Leon to make reference thereto in, or in connection with, their reports on financial statements for the period from May 6, 2004 through June 15, 2004.

     De Leon has furnished to the registrant a letter addressed to the Securities and Exchange Commission stating whether or not De Leon agrees with the statements made by the Company herein. A copy of such letter, dated June 17, 2004, is attached as an exhibit to this report.

(b) New independent accountants.

     On June 15, 2004, the registrant engaged Salberg & Company, P.A as its new independent accountants for its fiscal year ending April 30, 2004 and for the review of its quarterly information for the quarters ended during the fiscal year ending April 30, 2004. The registrant's board of directors unanimously approved this engagement. In the registrant's two most recent fiscal years and any subsequent interim period to the date hereof, neither the registrant, nor anyone on behalf of the registrant, has consulted with Salberg & Company, P.A. regarding either:

(i) the application of accounting principles to a specified completed or contemplated transaction, or the type of audit opinion that might be rendered on the registrant's financial statements, and neither written nor oral advice was provided that was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or
(ii) any   matter   that  was  the   subject   of   a
     "disagreement," or "event" as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.


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Item 7.  Financial Statements and Exhibits.

16.1 Letter from De Leon to the Commission dated June 17, 2004.


SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BF ACQUISITION GROUP I, INC.


By:/s/ William Bosso
   ---------------------------------
      William Bosso,
      President

Dated June 17, 2004



















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